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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)    October 15, 1997
                                                    ----------------


                             K & F INDUSTRIES, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

       Delaware                    33-29035                 34-1614845
(State or Other Jurisdiction  (Commission File Number)    (I.R.S. Employer
 of Incorporation)                                         Identification No.)


                                600 Third Avenue
                            New York, New York 10016

                         (Address of principal executive
                           offices including Zip Code)

                                 (212) 297-0900
                         (Registrant's telephone number,
                              including area code)


                                      N.A.
                          -------------------------------
          (Former name or former address, if changes since last report)



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Item 5.  Other Events

     On October 15, 1997, K & F Industries, Inc. (the "Company") completed the transactions, including the repurchase of all $140 million of 10 3/8% Senior Subordinated Notes due 2004, as described in its press release dated September 15, 1997 and reported on Form 8-K dated September 18, 1997.

     In connection therewith, the Company entered into a new credit facility consisting of $322 million of term loans and a $50 million revolving credit facility, and also issued $185 million of 9 1/4% Senior Subordinated Notes due 2007.



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                                       SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             K & F INDUSTRIES, INC.
                                             (Registrant)

Dated:   October 28, 1997              By:   DIRKSON R. CHARLES
                                             -------------------------
                                             Dirkson R. Charles
                                             Chief Financial Officer